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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 1, 2002
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                        Commission File Number 000-15862


                                GVC VENTURE CORP.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                                   13-3018466
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                        (IRS Employer Identification No.)



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               425 EAST 58TH STREET, NEW YORK, NEW YORK 10022-2300
                    (Address of principal executive offices)


        Registrant's telephone number including area code: (212) 753-1812

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

     As of August 1, 2002, 2002, GVC Venture Corp. relocated, thereby causing the address of its principal executive offices to change. GVC Venture Corp. is now located at:

                      200 East 66th Street
                      Suite B 603
                      New York, New York  10021


                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of August 1, 2002.

                                     GVC VENTURE CORP.


                                     By: /s/ Marc Hanover
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                                         Marc Hanover
                                         Vice-President Finance and Treasurer
                                         (Principal Chief Financial Officer and
                                         Accounting Officer)